UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2008 (November 3, 2008)

iPCS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51844	36-4350876
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

1901 North Roselle Road, Schaumburg, Illinois		60195
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (847) 885-2833

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On November 3, 2008, certain subsidiaries of iPCS, Inc. (the “iPCS Subsidiaries”) filed an emergency motion for preliminary injunction in the Circuit Court of Cook County, Illinois seeking to prevent Sprint Nextel Corporation and certain of its affiliates (collectively, “Sprint Nextel”) from entering into Sprint Nextel’s proposed WiMax transaction until such time that the Court can rule on the merits of the underlying litigation brought by the iPCS Subsidiaries against Sprint.

A copy of the motion is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

 (d)  Exhibits

Exhibit No.

99.1	Emergency Motion for Preliminary Injunction filed in the Circuit Court of Cook County, Illinois, filed on November 3, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPCS, Inc.

Date: November 4, 2008
	By:	/s/ Brian J. O’Neil
	Name:	Brian J. O’Neil
	Title:	Senior Vice President, General Counsel and Secretary